UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2011

CLEAN POWER CONCEPTS INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52035
(State or other jurisdiction of incorporation)	(Commission File No.)

1620 McAra Street
Regina, Saskatchewan, Canada S4N 6H6
(Address of principal executive offices and Zip Code)

306-546-8327
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BUSINESS

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “could”, "may", "will", "should", "expects", "plans”, "anticipates", "believes", "estimates", "predicts", "potential" or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable laws, including the securities laws of the United States, we do not intend to update any of the forward-looking statements so as to conform these statements to actual results.

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the Company’s entry into a joint venture agreement.

This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.

Item 9.01	Financial Statements and Exhibits.

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to Clean Power Concepts Inc.

All dollar amounts in this report refer to Chinese Yuan unless otherwise indicated.

Item 1.01  Entry Into A Material Definitive Agreement.

The Company entered into a Joint Venture Agreement, dated May 18, 2011 (the “Agreement”), with Wuhan Haitong Shipping and Logistics Co., LTD (“Wuhan”) to establish a joint venture (the “Joint Venture”) for the purpose of (i) agricultural commodities trade; (ii) managing and creating logistical channels; (iii) acquiring one or more 150,000 metric-tons facilities suitable for crushing; and (iv) expanding  or building   new crushing facilities.  The Joint Venture’s operations will extend throughout China, Canada and the United States.  The Agreement provides that the term of the Joint Venture will be perpetual, subject to certain early termination events, and that the Joint Venture will initially be managed by a board of members that will have the authority to bind the Joint Venture, two of whom will represent Wuhan and one of whom will represent the Company.  Michael Shenher, Chief Executive Officer of the Company, will initially serve as President of the board of members. The parties intend to contribute an aggregate of Five Million Chinese Yuan (¥5,000,000) to the Joint Venture, of which the Company has committed to contribute thirty percent (30%) to forty percent (40%) and Wuhan has committed to contribute sixty percent (60%) to seventy percent (70%).    The Company and Wuhan will be entitled to receive thirty percent (30%) to forty percent (40%) and sixty percent (60%) to seventy percent (70%), respectively, of the profits of the Joint Venture.

The description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as an exhibit to this Report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Joint Venture Agreement, dated May 18, 2011				x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEAN POWER CONCEPTS INC.

Date: May 24, 2011	By:	/s/ Michael Shenher
Michael Shenher
Chief Executive Officer